UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
 SCHEDULE 14A
 PROXY STATEMENT PURSUANT TO SECTION 14(a)
 OF THE SECURITIES EXCHANGE ACT OF 1934
 (Amendment No.     )
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AMCOR PLC

 (Name of Registrant as Specified in Its Charter)
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Your Vote Counts! AMCOR PLC 2025 Annual General Meeting Vote by November 5, 2025 11:59 PM ET. For shares held in a Plan, vote by November 3, 2025 11:59 PM ET. AMCOR PLC 83 TOWER ROAD NORTH WARMLEY, BRISTOL BS30 8XP UNITED KINGDOM You invested in AMCOR PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 6, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 23, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com  Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* November 6, 2025 9:00 p.m. London, GMT  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Re-election of Directors | |
| | **Nominees:** | |
| 1a. | Graeme Liebelt | For |
| 1b. | Stephen E. Sterrett | For |
| 1c. | Peter Konieczny | For |
| 1d. | Achal Agarwal | For |
| 1e. | Susan Carter | For |
| 1f. | Graham Chipchase CBE | For |
| 1g. | Jonathan F. Foster | For |
| 1h. | Lucrèce Foufopoulos-De Ridder | For |
| 1i. | James T. Glerum, Jr. | For |
| 1j. | Nicholas T. Long (Tom) | For |
| 1k. | Jill A. Rahman | For |
| 2. | Ratification of PricewaterhouseCoopers AG as our independent registered public accounting firm for fiscal year 2026. | For |
| 3. | To approve, by non-binding, advisory vote, the Company's executive compensation. | For |
| 4. | To approve, by non-binding, advisory vote, the frequency of casting an advisory vote on executive compensation ("Frequency Vote"). | 1 Year |
| 5. | To approve the Amendment to the Amcor plc Memorandum of Association to effect a reverse stock split. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

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